UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
 (Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Robert G. Kramer, Sr. to the Board of Directors
On January 23, 2019, the Board of Directors (the “Board”) of Emergent BioSolutions Inc. (the “Company”) appointed Robert G. Kramer, Sr., as a Class III director of the Company effective April 1, 2019, with an initial term expiring at the 2021 annual meeting of stockholders, to fill the anticipated vacancy created by the previously announced retirement of Daniel J. Abdun-Nabi. The Board also appointed Mr. Kramer as a member of its Strategic Operations Committee, effective upon his appointment to the Board.  Mr. Kramer was not selected pursuant to any arrangement or understanding with any other person. There are no transactions in which the Company is a party and in which Mr. Kramer has a material interest subject to disclosure under Item 404(a) of Regulation S-K.  Mr. Kramer previously entered into the Company’s standard form of Indemnification Agreement, a form of which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K, filed with the SEC on January 18, 2013.
Mr. Kramer currently serves as the Company’s President and Chief Operating Officer. On January 2, 2019, the Company promoted Mr. Kramer to the role of President and Chief Executive Officer, effective as of April 1, 2019, to succeed Mr. Abdun-Nabi. Mr. Kramer will not participate in the Company’s compensation programs for non-employee directors. For a description of the compensation that Mr. Kramer will receive as President and Chief Executive Officer, refer to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 4, 2019.
Item 7.01.  Regulation FD Disclosure.
On January 24, 2019, the Company issued a press release regarding the appointment to the Board of Mr. Kramer, a copy of which is attached as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99	Press release, dated January 24, 2019, announcing appointment of Robert G. Kramer, Sr. as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: January 24, 2019	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer